[illegible]

AUTHORIZED CAPITAL [illegible]

NUMBER
1106

SAMPLE

SHARES
1,000,000

THIS CERTIFIES THAT

IS THE RECORD HOLDER

****** ONE MILLION******

RESTRICTED SHARES- SEE REVERSE

FULLY PAID AND NON-ASSESSABLE SHARES OF [illegible] PAR VALUE COMMON STOCK OF

MESA BUILDERS, INC

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

Dated: February 21, 2005

MESA BUILDERS, INC SEAL

MESA BUILDERS, INC

PRESIDENT

Countersigned & Registered
[illegible]

Authorized Signature

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
Authorized Stock 500,000,000

1000                             Cusip # 590583 10 0

THIS CERTIFIES THAT IS THE RECORD HOLDER OF

   *SAMPLE*

FULLY PAID AND NON-ASSESSABLE SHARES OF $0.001 PAR VALUE

MESA BUILDERS, INC

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

Transferable on the books of the Corporation  in person or duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile of its duly authorized officers.

Dated:

MESA BUILDER, INC	Countersigned & Registered:
West Coast Stock Transfer, Inc.
Suite 311 - 850 West Hastings
Vancouver, B.C. V6C 1E1
________________________
PRESIDENT: Julius Briner	By:

________________________
Authorized Signature

Notice:	Signatures must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company.
The following abbreviations when used in this inscription on the face of this certificate shall be constructed as though they were written out in full according to applicable laws or regulations.
TEN COM - as tenants in common	UNIF GIFT MIN ACT - ...........................Custodian......................................
TEN ENT - as tenants by the entireties	(Cust) (Minor)
JT TEN - as joint tenants with right	under Uniform Gifts to Minors
of survivorship and not as	Act...................................................................
tenants in common	(State)
additional abbreviations may also be used though not in the above list.

For Value Received, _______________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
____________________________________
____________________________________
____________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
___________________________________________________________________________________________________________
____________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with the full  power of substitution in the premises.

Dated:_________________________________
________________________________________________________________________________________
Notice:  THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
  THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ANY CHANGE WHATEVER

TRANSFER FEES WILL APPLY